Exhibit 99.1

Robert R. Hill, Jr. - Chief Executive Officer John C. Pollok - Senior Executive Vice President and Chief Operating Officer Donald E. Pickett - Executive Vice President and Chief Financial Officer

Forward-Looking Statements  Statements contained in this presentation, which are not historical facts, are forward-looking statements.  In addition, SCBT Financial Corporation (SCBT) through its senior management or directors may from time to time make forward-looking public statements concerning matters herein. Such forward-looking statements are necessary estimates reflecting the best judgment of SCBT’s senior management or directors based upon current information and involve a number of risks and uncertainties.  Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and forward-looking statements contained in this presentation or in other public statements of SCBT or its senior management or directors should be considered in light of those factors.  There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements. 2

Third largest independent commercial bank headquartered in South Carolina Serving the banking needs of customers within the Carolinas for 75 years Strong asset quality and credit underwriting remain the fundamentals of SCBT  3

Unique Franchise Positioning  (1) Based on book values as of December 31, 2009, excludes fair value adjustments as required by ASC 805 – Business Combinations Data Source: SNL Financial South Carolina North Carolina Georgia Total  Loans (in millions)  $ 1,726 $ 477 $753 (1)  $2,956 Deposits (in millions) $ 1,678 $ 427 $1,070 (1)  $3,175 Branches 45  3  36 84  4

Earn our way through the credit cycle Protect our balance sheet Prepare for the future Goals and Priorities Established in Fall 2008 5

Goals and Priorities Earn our way through the credit cycle Reduced overhead by $9.0 million  Improved margin – rate floors & core funding 4.28% (4Q09) vs. 3.86% (4Q08)  Pre-tax, pre-provision $14.6 million (4Q09) vs. $11.1 million (4Q08) * *added back preferred dividend and OTTI in 4Q09 and 4Q08 in determining Pre-tax Pre-Provision 6

Goals and Priorities Protect our balance sheet Capital Capital raises - $56.0 million  Redeemed preferred stock & common stock warrant  Increased ALLL – 1.70% (4Q09) vs. 1.36% (4Q08) Liquidity Increased core deposits  Reduced leverage 7

Goals and Priorities Prepare for the future Challenging environment creates opportunities Market disruption - attract Customers and Bankers Greg Lapointe – former market president Wachovia Bank NCBT – former Regions and Wachovia team Spartanburg - former Wachovia wealth management team Burney Warren – former head of M&A for BB&T Greenville – Mike Spitzmiller, former market president for Carolina First FDIC Assisted deals Build out markets in Carolinas and Georgia Top 5 market share in all markets Donnie Pickett named Chief Financial Officer January 4, 2010 - CPA with over 25 years experience with Price Waterhouse, Wachovia and most recently Wells Fargo 8

South Carolina Deposit Market Share Note:  SCBT moved from 7th per  6/30/08 FDIC Summary of Deposits Source: FDIC Summary of Deposits as of 6/30/2009. Rank Institution ($000) Deposits Share Market Branches 1 Wells Fargo & Co (CA) $11,463,352 16.42% 150 2 Bank of America (NC) 8,075,624 11.57% 122 3 BB&T (NC) 6,323,962 9.06% 116 4 Carolina First Bank (SC) 5,504,725 7.89% 82 5 First Citizens Bancorp (SC) 5,406,917 7.75% 170 6 Synovus Financial (GA) 4,049,027 5.80% 46 7 First FS&LA of Charleston (SC)  2,087,653 2.99% 56 8 SCBT Financial Corp. (SC) 2,025,350 2.90% 46 9 SunTrust Bank (GA) 1,957,965 2.81% 68 10 Palmetto Bancshares, Inc. (SC) 1,255,594 1.80% 33 107 FDIC Insured Institutions, $69.8 Billion Total Deposits 9

Charlotte Deposit Market Share Note:  SCBT moved from 8th per  6/30/08 FDIC Summary of Deposits Source: FDIC Summary of Deposits as of 6/30/2009. Rank Institution ($000) Deposits Share Market Branches 1 Wells Fargo & Co (CA) $93,092,572  50.61% 78 2 Bank of America (NC) 76,906,134 41.81% 60 3 BB&T (NC) 3,668,267 1.99% 59 4 Fifth Third Bank (TN)  1,966,617 1.07% 33 5 SunTrust Bank (GA)  1,271,250 0.69% 36 6 First Citizens Bank & Trust (NC)  970,134 0.53% 31 7 RBC Centura Bank (NC)  932,809 0.51% 18 8 New Dominion Bank (NC)  460,233 0.25% 1 9 SCBT Financial Corp. (SC)  432,090 0.23% 10 10 Yadkin Valley Bank & Trust(NC)  423,141 0.23% 12 47 FDIC Insured Institutions, $184.0 Billion Total Deposits 10

Northeast Georgia Deposit Market Share Counties : Banks, Barrow, Habersham, Hall, Jackson, Oconee, Rabun, Stephens, Towns, White Source: FDIC Summary of Deposits as of 6/30/2009. Rank Institution ($000) Deposits Share Market Branches 1 Community Bank & Trust $1,132,456  14.50% 38 2 Regions (AL) 928,000 11.88% 22 3 United Community (GA) 855,225 10.95% 14 4 Wells Fargo & Co (CA) 452,965 5.80% 7 5 Peoples Bank (GA)  390,160 5.00% 8 6 SunTrust Bank (GA) 385,504 4.94% 11 7 Habersham Bank (GA)  346,431 4.44% 7 8 BB&T (NC) 273,312 3.50% 6 9 Bank of America (NC) 271,911 3.48% 6 10 Bank of Hiawassee (GA)  263,668 3.38% 3 35 FDIC Insured Institutions, $7.8 Billion Total Deposits 11

Community Bank and Trust SCBT enters FDIC – Assisted Transaction of: On January 29, 2010 Cornelia, Georgia 12

Overview of Community Bank & Trust Founded in 1900  38 locations in Northeast Georgia 36 branches including 24 in-store branches  1 Loan Production Office 1 Trust & Investment Center SCBT Community Bank & Trust Leading deposit market share Top 5 ranking in 9 of 10 counties No less than 5% market share  Attractive deposit mix  Loyal customers & employees 13

Transaction Rationale Opportunity to expand and diversify retail deposit franchise Improves SCBT’s loan/deposit ratio  Opportunity to build upon Community Bank & Trust’s 110-year operating history Leading deposit market share in core counties Ranked 7th in Hall County (Gainesville) and expect continued growth  Favorable long-term demographics 13% projected population growth Unemployment rate below state and national levels (1) (1) Bureau of Labor Statistics; data as of November 2009; weighted by county labor force Data Source: SNL Financial 14

Transaction Rationale Consistent with SCBT’s operating strategy Current Carolina footprint combines higher-growth markets with a stable core deposit base SCBT has demonstrated its ability to successfully enter new markets Attractive financial metrics Accretive to EPS and Tangible Book Value (TBV) per share Strong pro forma capital levels; no capital raise necessary to complete transaction Credit risk mitigated through loss-sharing agreement  Initial expansion into Georgia Attractive I-85 growth corridor: Atlanta-Greenville-Charlotte  15

Transaction Overview SCBT assumed certain assets and liabilities from the FDIC as receiver for Community Bank & Trust (CBT) Whole Bank bid with Loss Sharing – assumed all customer deposits and most loans No holding company assets or liabilities Excludes two smaller banking subsidiaries of Community Bankshares, Inc.  Purchased approximately $1.0 billion in total assets and $753 million in loans (1) Loans assumed and other real estate owned are covered by FDIC loss sharing  $0 First Loss Tranche FDIC assumes 80% of losses up to $233 million (Stated Threshold) and 95% of losses greater than $233 million Assumed approximately $1.1 billion in deposits (1)  No deposit premium paid  Acquired 38 locations operating as  Community Bank & Trust, a division of SCBT Welcome back, Jeff Fulp, former member of SCBT team, to lead Georgia bank Structure: Assets: Liabilities: Other: (1) Based on book values as of Dec. 31, 2009, excludes fair value adjustments as required by ASC 805 – Business Combinations. 16

Market Performance Source: SNL Financial and Company filings. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion.  (9.3)% (51.8)% (67.7)% 17

18 How Do We Measure Success? Soundness Profitability Growth

Capital Source: SNL Financial and Company filings. Data as of 9/30/09. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion.  SCBT  4Q09 8.24% 9.89% 12.47% 14.42% 19 0.00% 5.00% 10.00% 15.00% Tangible Common  Equity / Assets Leverage Ratio Tier 1 Capital Ratio Total RiskBased Capital  Ratio 7.97% 9.67% 12.28% 14.22% 7.11% 9.42% 12.55% 14.50% 5.95% 8.44% 11.17% 12.96% SCBT KRX Median Carolina Median

Capital % of Capital 4th Qtr 2008 4th Qtr 2009 Construction Land / Development 198.0% 152.2% Construction / Land w.o Residential Lots 154.5% 113.1% Total CRE 320.3% 251.1% Total CRE w.o Residential Lots 276.7% 212.0% 20

21 Loan Portfolio – December 31, 2009 Loans – Standalone Loans – Pro Forma (1) Commercial owner occupied 21% Commercial & Industrial 10% Consumer Owner Occupied 13% Other Income Producing Property 6% Home Equity Loans 11% Consumer 3% Other  Loans 1% Commercial non-owner occupied 14% All Other Construction/ Land Development 16% Residential Lot Loans 5% Commercial owner occupied 16% Commercial & Industrial 7% Consumer Owner Occupied 10% Other Income Producing Property 5% Home Equity  Loans 8% Consumer 2% Other  Loans 1% Commercial non-owner occupied 9% All Other Construction/ Land Development 12% Residential Lot Loans 4% (1) Assumes estimated $753 million of loans from CBT, based on book values as of Dec. 31, 2009, excludes fair value adjustments as required by ASC 805 Covered  Loans 26%

Loan Portfolio Summary - Type Net Change - Year over Year  22 (dollars in thousands) Dec-08 Dec-09 $ Change % Change Construction / land development 535,638 $ 467,284 $ (68,354) $ -12.76% Commercial non-owner occupied 330,792 303,650 (27,142) -8.21% Consumer owner occupied 293,521 284,484 (9,037) -3.08% Home equity loans 222,025 248,639 26,614 11.99% Commercial owner occupied 423,345 469,101 45,756 10.81% Commercial & Industrial 251,929 214,174 (37,755) -14.99% Other income producing property 141,516 137,736 (3,780) -2.67% Consumer non real estate 95,098 68,770 (26,328) -27.69% Other 22,212 9,400 (12,812) -57.68% Total loans (net of unearned income) 2,316,076 $ 2,203,238 $ (112,838) $ -4.87%

Charge-offs YTD – December 2009 23 Commercial Non - owner occupied 12% Construction  / Land Dev 24% Commercial  Owner Occ 3% Commercial  & Industrial 10% Consumer Owner Occ 11% Other Inc Producing  4% HELOC 5% Consumer NonRE 2% Other 8% Silverton 21%

Credit Quality Source: SNL Financial and Company filings. Data as of 9/30/09. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion.  24 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% NPAs / Assets Net CO's / Avg Loans Reserve / Loans 1.56% 0.92% 1.55% 1.98% 1.44% 1.77% 2.50% 0.88% 1.82% SCBT KRX Median Carolina Median SCBT  4Q09 1.96% 1.26% 1.70%

Non-Performing Assets Source: SNL Financial and Company filings. Data as of 9/30/09. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion.  SCBT  4Q09 75% 25 As of December 31, 2009 Commercial  Non- owner  occupied 15% Construction  / Land Dev 48% Commercial  Owner Occ 15% Commercial  & Industrial 2% Consumer Owner Occ 12% Other Inc  Producing  6% HELOC 1% Consumer NonRE 1% Other 0% 0.0% 25.0% 50.0% 75.0% 100.0% 125.0% SCBT KRX  Median Carolina  Median 92% 79% 58% Reserve / NPLs

26 How Do We Measure Success? Profitability

Net Interest Margin (TE)  Source: BHC Performance Report. Peers are BHC with assets between $1 billion & $3 billion 27 3.91% 3.85% 3.83% 3.87% 4.07% 4.04% 4.28% 3.99% 3.78% 3.59% 3.37% 3.39% 3.45% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% 4.40% 2006 2007 2008 1Q '09 2Q '09 3Q '09 4Q '09 SCBTFC Peers

Profitability 28 Per share data reflect a ten percent stock dividend distributed on December 6, 2002, a five percent stock dividend distributed on January 1, 2005 and a five percent stock dividend distributed on March 23, 2007. For 2008, the loss related to the disposal of Freddie Mac Preferred Stock is added back and the after tax impact was $6.590 million. 2008 net income on a GAAP basis was $15,785,000. For YTD December 2009, the dividend paid on the preferred stock was $4.675 million; and the after tax impact of OTTI of Investment Securities was $3.268 million and added back to GAAP net income of $8,921,000 or $0.74 per share. $7,940  $10,533  $12,257  $13,834  $14,786  $14,016  $16,655  $19,805  $21,565  $22,375 $16,864  $0.93  $1.23  $1.44  $1.62  $1.73  $1.64  $1.93  $2.15  $2.32  $2.15  $1.39  $0.00  $0.50  $1.00  $1.50  $2.00  $2.50  $0 $3,000 $6,000 $9,000 $12,000 $15,000 $18,000 $21,000 $24,000 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 In Thousands Operating Income Net Income EPS

Dividends Dividend paid for 136 consecutive quarters since 1976 Prior to 1976, dividends were paid semi-annually 29 $0.52  $0.54  $0.57  $0.63  $0.66  $0.68  $0.68  $0.68  $0.68  $0.68  $0.68  $0.00 $0.25 $0.50 $0.75 $1.00 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Dividend per Share

Operating Efficiency 30 4Q 2009 58.10% 30 45 50 50 48 63.8% 65.3% 63.2% 61.2% 30% 35% 40% 45% 50% 55% 60% 65% 70% 35 40 45 50 55 2006 2007 2008 2009 Number of Branches Efficiency Ratio

How Do We Measure Success? Growth

Business Mix by Market – December 31, 2009 Loans – Pro Forma (1) Deposits – Pro Forma (2) Greenville 6% Charlotte / NCBT 14% Orangeburg /  Low Country 24% Other 1% Georgetown 5% Charleston 2% Beaufort 7% Columbia 7% Greenville 11% Charlotte / NCBT 16% Orangeburg /  Low Country 15% Other 1% Georgetown 7% Charleston 7% Columbia 9% Beaufort 8% North  Georgia 26% North  Georgia 34% (1) Assumes estimated $753 million of loans from CBT, based on book values as of Dec. 31, 2009, excludes fair value adjustments as required by ASC 805 (2) Assumes estimated $1.1 billion of deposits from CBT, based on book values as of Dec. 31, 2009, excludes fair valued adjustments as required by ASC 805 SC = 58%  NC = 16%  GA = 26% SC = 52%  NC = 14%  GA = 34% 32

12.0%  9 YR CAGR (2000 – 2009) Growth – Total Deposits Growth – Total Deposits 13.6% 9 YR CAGR (2000 – 2009) Growth – Core Deposits* Core deposits grew $220 million, since Dec-08  Growth – Core & Total Deposits *Core Deposits exclude all certificates of deposits 33 $0  $250  $500  $750  $1,000  $1,250  2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 $393  $1,021  $1,241  In Millions $0  $750  $1,500  $2,250  2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 $758  $2,153  $2,105  In Millions

Improving Deposit Mix *Core Deposits exclude all certificates of deposits 34 2004 2005 2006 2007 2008 2009 35.4% 40.7% 46.5% 45.9% 52.6% 41.0% 64.6% 59.3% 53.5% 54.1% 47.4% 59.0% Core Deposits Certificates of Deposits

Deposit Mix – December 31, 2009 CDs < $100,000 20% CDs> $100,000 21% Demand Deposits 16% Savings 8% Interest-bearing Deposits 35% Deposits – Standalone Deposits – Pro Forma (1) CDs < $100,000 28% CDs> $100,000 23% Demand Deposits 14% Savings 6% Interest-bearing Deposits 29% (1) Assumes estimated $1.1 billion of deposits for CBT, based on book values as of Dec. 31, 2009, excludes fair value adjustments as required by ASC 805 35

Analyst Recommendations ANALYST First Quarter 2010  RECOMMENDATION FIG Partners OUTPERFORM Keefe, Bruyette & Woods OUTPERFORM SunTrust Robinson Humphrey BUY Howe Barnes Hoefer & Arnett, Inc. NEUTRAL Sandler O’Neill + Partners HOLD Wunderlich Securities BUY 36

Index – Supplemental Information Unemployment rates in SCBT markets SC real estate markets Loan portfolio summary – Type Loan portfolio – Commercial real estate detail Credit quality ratios Allowance for loan losses Net charge-offs by market NPA’s by type NPA’s by market Securities portfolio Fee income by type 37

Investor Contacts Robert R. Hill, Jr. Chief Executive Officer  John C. Pollok Senior Executive Vice President and Chief Operating Officer  Donald E. Pickett Executive Vice President and  Chief Financial Officer 520 Gervais Street Columbia, South Carolina  29201 800-277-2175 www.scbtonline.com 38

Supplemental Information 39

Unemployment Rates in SCBT Markets Columbia Charlotte Georgetown Hilton Head Charleston Greenville Orangeburg/Low Country North Georgia SCBT Divisions Charlotte Greenville Columbia Georgetown Orangeburg/Low Country Charleston Hilton Head North Georgia 12.7% 12.1% 14.9% 14.8% 15.5% 10.0% 8.7% 18.1% 10.5% 8.0% 11.0% 9.3% 18.5% 15.4% 10.9% 9.8% 10.3% 7.3% 7.4% 7.0% 8.1% 8.6% 5.7% 7.2% 4.5% 7.6%  SC 12.6%  NC 11.2%  GA 10.3%  40

S.C. Real Estate Markets Source:  December 2009 Rates from S.C. Realtors MLS Stats 41 Beaufort 748 743 -0.7% 201 188 -6.5% 202 183 -9.4% Charleston Trident 7,933 7,446 -6.1% 202 183 -9.4% 118 121 2.5% Coastal Carolinas 5,616 5,919 5.4% 177 150 -15.3% 195 190 -2.6% Gr. Columbia 8,446 7,608 -9.9% 143 140 -2.1% 97 103 6.2% Gr. Greenville 7,529 6,447 -14.4% 152 140 -7.9% 93 104 11.8% Hilton Head Area 1,971 2,037 3.3% 324 275 -15.1% Piedmont Regional Assoc. 2,837 2,337 -17.6% 157 147 -6.4% 135 154 14.1% State Totals 46,635 42,690 -8.5% 154 141 -8.4% 145 155 6.9% Information not provided Average Days on the  Market (DOM) Median Price of  Residential Homes (in  Thousands) 2008 2009 %  Change %  Change 2009 YTD 2008  YTD Number of Residential  Homes, Condos & Villas  Sold 2008  YTD 2009  YTD %  Change

Loan Portfolio Summary - Type 42 (dollars in thousands) Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Construction / land development 535,638 $ 519,689 $ 489,730 $ 484,540 $ 467,284 $ Commercial non-owner occupied 330,792 325,132 318,909 311,903 303,650 Consumer owner occupied 293,521 298,449 289,424 284,941 284,484 Home equity loans 222,025 232,202 239,250 244,855 248,639 Commercial owner occupied 423,345 443,804 456,973 461,199 469,101 Commercial & Industrial 251,929 240,624 214,384 197,544 214,174 Other income producing property 141,516 136,703 136,098 139,617 137,736 Consumer non real estate 95,098 86,942 79,386 73,800 68,770 Other 22,212 9,109 12,008 11,004 9,400 Total loans (net of unearned income) 2,316,076 $ 2,292,654 $ 2,236,162 $ 2,209,403 $ 2,203,238 $

Loan Portfolio – Commercial Real Estate Detail Commercial Non-Owner Occupied Residential MF 8% Multi-use 8% Special Use Prop 6% Misc 5% Industrial Light 4% Hotels / Motels 3% All Other  6% Office 32% Commercial Unimproved 2% Retail 18% Construction / Land Development Commercial Construction w.SCBT Perm 12% Commercial LnsSecured by  Lots 17% Residential Lots to Individuals 26% Land Development 13% Raw Land 13% Construction  to Residential Builders 2% Consumer Constr Only 2% Commercial Constr Only 3% Developers MF 2% Residential Builder  - Complete 4% Consumer Construction w.SCBT Perm 6% Restaurants 2% Service Ctr / Showroom 3% Residential 1-4  2% 43

Credit Quality Ratios 4Q’08 1Q’09 2Q’09 3Q’09 4Q’09 Non-Performing Assets /  Total Assets* 0.76% 1.09% 1.46% 1.56% 1.96% Non-Performing Assets /  Total Loans & OREO* 0.91% 1.34% 1.83% 1.96% 2.40% Allow. Loan Losses / Total Loans* 1.36% 1.40% 1.45% 1.55% 1.70% Allow. Loan Losses /  Non-Performing Loans* 211% 150% 108% 92% 75% Net Charge-offs / Average Loans 0.35% 0.79% 0.74% 0.92% 1.26% *Period end date Loan data excludes mortgage loans held for sale 44

Allowance for Loan Losses  (dollars in thousands) 2009 Total Charge-offs $20,749  /  NCO’s to Ave Loans 0.92% 45 3 Months Ended  12/31/09 3 Months Ended  9/30/09 QTD 12/31/09 QTD 9/30/09 Allowance at Beginning of Period  $ 34,297 $ 32,431  Net Charge-Offs (Recoveries): Construction/Land Development 2,184 3,625 0.40% 0.65% Commercial Non-Owner Occupied 1,672 116 0.30% 0.02% Commercial Owner Occupied 1,121 147 0.20% 0.03% Consumer Owner Occupied 398 577 0.07% 0.10% Home Equity Lines 327 108 0.06% 0.02% Commercial & Industrial 579 (143)                          0.11% -0.03% Consumer Non-Real Estate 245                          122                           0.04% 0.02% Other Income Producing Property 315                          36                             0.06% 0.01% Other 126                          536                           0.02% 0.10% Total Net Charge-Offs 6,967                      5,124                        1.26% 0.92% Provision for Loan Losses 10,158                    6,990                        Allowance at End of Period  $             37,488   $               34,297      Allowance as a Percentage of Loans 1.70% 1.55% NCO's as a % of YTD Ave.  Loan Portfolio Annualized

Net Charge-offs by Markets (dollars in thousands) 46 3 Months Ended  12/31/09 3 Months Ended  9/30/09 QTD 12/31/09 QTD 9/30/09 Net Charge-Offs (Recoveries): 1,873 $                  1,778 $                    0.34% 0.32% 596                          76                             0.11% 0.01% 1,195                      617                           0.22% 0.11% 374                          206                           0.07% 0.04% 2,401                      490                           0.44% 0.09% 528                          202                           0.10% 0.04% Silverton -                           1,755                        0.00% 0.32% 6,967 $                  5,124 $                    1.26% 0.92% NCO's as a % of YTD Ave.  Loan Portfolio Annualized Total Net Charge-Offs Greenville Charlotte / NCBT Columbia Orangeburg / Low Country Georgetown Beaufort / Charleston

NPAs by Type

(dollars in thousands)	Dec-08	Mar-09	Jun-09	Sep-09	Dec-09	% of Total NPAs Dec-09
Construction/Land Development	$ 8,129	$ 11,609	$ 18,308	$ 21,241	$ 23,195	43.9%
Commercial Non-Owner Occupied	1,807	1,967	2,063	4,088	7,862	14.9%
Commercial Owner Occupied	548	697	3,209	4,761	7,717	14.6%
Consumer Owner Occupied	2,664	3,901	3,237	3,638	5,918	11.2%
Home Equity Lines	157	622	508	790	743	1.4%
Commercial & Industrial	168	518	487	619	1,221	2.3%
Consumer Non-Real Estate	187	341	520	443	338	0.6%
Other Income Producing Property	1,208	1,642	1,577	1,572	2,699	5.1%
Other	49	47	29	38	40	0.1%
Total Non-Performing Loans	14,917	21,344	29,938	37,190	49,733	94.1%
Restructured Loan *	-	-	1,951	1,974	-	0.0%
OREO & Other Assets Owned	6,210	9,603	9,165	4,202	3,133	5.9%
Total Non-Performing Assets	$ 21,127	$ 30,947	$ 41,054	$ 43,366	$ 52,866	100.0%

* Included in NPLs for the 4Q 2009

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SCBT Financial Corporation

NPAs by Markets (dollars in thousands) 48 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Dec-09 Beaufort / Charleston 3,216 $     8,235 $     7,557 $     11,960 $   16,071 $   30.40% Georgetown 7,392         5,387         8,990         8,978         12,702       24.03% Orangeburg / Low Country 2,044         3,998         7,388         7,480         8,287         15.68% Columbia 504            1,436         1,580         2,091         2,664         5.04% Charlotte / NCBT 4,921         7,261         12,090       10,190       10,665       20.17% Greenville 712            3,331         2,803         2,374         2,189         4.14% Other 2,338         1,299         646            293            288            0.54% Total  $ 21,127   $ 30,947   $ 41,054   $ 43,366   $ 52,866  100.00% % of Total  NPAs

Investment Portfolio Mix *Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include FRB stock, FHLB stock, or investment in unconsolidated subsidiaries.  Investment Portfolio

(AFS & HTM) As of  12/31/09 Tax Equivalent Yield 4.66% Weighted Average Life 4.97 years Modified Duration 3.29 Total Carrying Value* $194,841 49 State and  Municipal  - HTM 11% State and  Municipal  - AFS 14% U.S.  Agency/GSE  Debentures 19% Mortgage - Backed  Securities 53% Trust  Preferred  Securities 3% Corporate  Stocks 0%

Securities Portfolio – December 31, 2009

(Dollars in thousands)	Book Value	Market Value	Other Compre-hensive Income (2)	Other-Than-Temporary Impairment 2009 (2)	AAA - A	BBB	BB or lower	Not Rated
US Agency Debentures	$ 36,785	$ 36,615	$ (110)	$ -	$ 36,785	$ -	$ -	$ -
Agency Mortgage-backed								
Securities - Fixed Rate	65,681	68,518	1,830	-	-	-	-	-
Agency Mortgage-backed								
Securities - Variable Rate	68	69	0	-	-	-	-	-
Agency Collateralized								
Mortgage Obligations	33,442	34,681	799	-	-	-	-	-
Trust Preferred Securities	12,042	6,249	(3,736)	(3,268)	2,643	-	9,399	-
Municipal (1)	48,266	48,706	283	-	44,024	2,921	-	1,321
Corporate Stocks	285	365	51	(55)	-	-	-	285
Total	$ 196,569	$ 195,203	$ (883)	$ (3,323)	$ 83,452	$ 2,921	$ 9,399	$ 1,606

(1) Includes held-to-maturity and available-for-sale municipal securities. (2) Net of tax effects.
Note: All Agency MBS and CMOs carry the backing of the agency or GSE and have an implied AAA rating.

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SCBT FINANCIAL CORPORATION®

Fee Income By Type 51 4Q'08 1Q'09 2Q'09 3Q'09 4Q'09 Service charges on deposit accounts 4,123 $        3,585 $         3,819 $        4,089 $        4,005 $        Bankcard services income 1,153            1,182            1,290            1,278            1,293            Mortgage banking income 678              1,261            2,134            1,451            1,706            Trust and investment services income 654              691               671               588              567              Securities gains (losses), net (1) (507)             -                (544)              (2,122)           (2,257)           Other service charges, commissions, and fees (2) 9                  412               391               307              449              Total noninterest income 6,110 $        7,131 $         7,761 $        5,591 $        5,763 $        (1) Realized gain on sale securities 82 $            (1) OTTI charges other equity securities (124) $          (83)               (1) Realized loss on FRE Mac P/S (383) $          (1) OTTI Charges on Pretsls due to credit (544) $          (2,204) $       (2,174) $       Securities gains (losses), net (507) $          -                (544) $          (2,122) $       (2,257) $       (2) BOLI market loss (260) $